Restructuring	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Restructuring
Restructuring

Note 13. Restructuring

In March 2020, the Company initiated a restructuring plan to downsize the manufacturing function and related engineering and administrative functions in its California locations. The purposes of this plan are to align resource requirements with the Company’s initiatives to lower the Company’s cost structure and to increase its production capacity by outsourcing a majority of its manufacturing activities. The Company’s restructuring expenses incurred primarily related to employee termination costs. The Company incurred restructuring costs of $1.0 million for the three months ended March 31, 2020. The restructuring plan was completed in 2020.

Note 13. Restructuring

In March 2020, the Company initiated a restructuring plan to downsize the manufacturing function and related engineering and administrative functions in its California locations. The purposes of this plan are to align resource requirements with the Company’s initiatives to lower the Company’s cost structure and to increase its production capacity by outsourcing a majority of its manufacturing activities. The Company’s restructuring expenses incurred to date primarily related to employee termination costs.

The following table summarizes the Company’s costs incurred during 2020, estimated additional costs to be incurred and estimated total costs expected to be incurred under the restructuring program as of December 31, 2020 (in thousands):

	Cost Incurred During the Period	Cumulative Costs Incurred Through End of the Period	Estimated Additional Costs to be Incurred	Total Restructuring Costs Expected to be Incurred
Employee termination benefits	$984	$984	$—	$984

The following table summarizes the changes in restructuring liabilities during 2020 (in thousands):

Year Ended December 31, 2020
Restructuring liabilities, beginning	$—
Provisions and adjustments	984
Cash payments	(984)
Restructuring liabilities, ending	$—